UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 26, 2005

AMERISERV FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Main and Franklin Streets, Johnstown, Pennsylvania		15901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (814) 533-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material definitive Agreement

On September 26, 2005, the Registrant entered into stock purchase agreements with six institutional investors pursuant to which the Registrant agreed to sell, in a private placement,  2,367,760 shares of its common stock, par value $2.50, at a price of $4.35 per share, for aggregate gross proceeds of $10,299,756.   The closing of this transaction is expected to occur on or about September 29, 2005. The Registrant has agreed to file a registration statement on Form S-3 relating to the resale of such shares by the purchasers.

Additional information about this transaction is contained in the press release attached as Exhibit 99.1 hereto.

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Item 3.02.    Unregistered Sales of Equity Securities

Pursuant to the terms and conditions of the stock purchase agreements described in Item 1.01 of this Current Report on Form 8-K and filed as Exhibit 99.2 hereto, on September 26, 2005, the Registrant agreed to sell 2,367,760 shares of its common stock, par value $2.50, to six institutional investors at a per share price of $4.35 for an aggregate offering price of $10,299,756  Lehman Brothers, Inc., the placement agent, will receive a commission of $640,000.  The transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 thereunder, as a transaction not involving a public offering.  The purchasers represented their intention to acquire the securities for investment only and not with a view to the distribution thereof other than in accordance with applicable law.  Appropriate legends will be affixed to the stock certificates issued in the transaction. All purchasers either received or had access to adequate information concerning the investment.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by the Registrant on September 27, 2005
99.2	Form of Stock Purchase Agreement
99.3	Excerpts from Supplement 1 to Confidential Private Placement Memorandum dated as of September 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2005

AmeriServ Financial, Inc. (Registrant)

By:	/s/ Allan R. Dennison __________________________
Name:	Allan R. Dennison
Title:	President

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EXHIBIT INDEX

99.1	Press release issued by the Registrant on September 27, 2005
99.2	Form of Stock Purchase Agreement
99.3	Excerpts from Supplement 1 to Confidential Private Placement Memorandum dated as of September 23, 2005

Exhibit 99.1

For Information Contact:	September 27, 2005
Jeffrey Stopko,
Senior Vice President, Chief Financial Officer
(814) 533-5310	FOR IMMEDIATE RELEASE

AmeriServ Financial Agrees to Sell $10.3 Million of Common
Stock in a Private Placement

JOHNSTOWN, PA, September 27 – AmeriServ Financial, Inc. (NASDAQ: ASRV) President and CEO Allan R. Dennison announced that AmeriServ has entered into definitive agreements with institutional investors for a $10.3 million private placement of its Common Stock.  The private placement was led by new shareholder Crestview Capital and included commitments from existing shareholders Financial Stock Capital Partners III L. P., and institutional investors managed by a large Boston-based investment adviser.  Lehman Brothers Inc. acted as exclusive placement agent for the financing and Griffin Financial Group served as financial advisor to AmeriServ's Board of Directors.

AmeriServ secured commitments from investors to purchase 2,367,760 shares of its Common Stock at a price of $4.35 per share.  The closing of the transaction is expected to occur on or about September 29, 2005.

AmeriServ will contribute $1.0 million of the net proceeds to the capital of AmeriServ Financial Bank and $1.0 million to the capital of AmeriServ’s growing trust company subsidiary.  Additionally, AmeriServ will use the remaining $7.2 million of net proceeds to redeem outstanding 8.45% Trust Preferred Securities, which will result in annual pre-tax savings of approximately $600,000.

Also, AmeriServ has undertaken a balance sheet restructuring that will be completed by the end of the third quarter.  The restructuring steps include a prepayment of all $100 million of AmeriServ Financial Bank's remaining long–term convertible advances from the Federal Home Loan Bank (FHLB) of Pittsburgh and termination of the related interest rate swaps.  Penalties in connection with the prepayment of the FHLB advances, losses on sales of securities to fund the prepayment and the write-off of deferred issuance costs in connection with the redemption of the Trust Preferred Securities will result in a one-time after tax charge of approximately $10 million to $11 million in the third quarter of 2005.

Together, the prepayment of the FHLB advances, the termination of the related interest rate swaps and the redemption of the Trust Preferred Securities, will significantly improve AmeriServ’s interest rate risk position and position the company for future increased earnings performance.

As part of this transaction, AmeriServ Financial will file a registration statement covering the resale of the shares of Common Stock acquired in this offering.

In announcing the transaction, Dennison commented, "We are extremely pleased by the vote of confidence by the professional investors who are participating in this sale.  We believe that the reduction of our debt burden and AmeriServ Financial Bank's leverage will improve our interest rate risk exposure and position us to continue the earnings improvement we have seen this year."

AmeriServ Financial, Inc. is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services Company in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

###

This release may contain forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and accordingly, the cautionary statements contained in AmeriServ Financial’s Annual Report on Form 10-K for the year ended Dec. 31, 2004, and other filings with the Securities and Exchange Commission are incorporated herein by reference. These factors include, but are not limited to: the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; AmeriServ’s ability to efficiently incorporate acquisitions into its operations; the ability of AmeriServ and its subsidiaries to increase its customer base; the effect of regulatory and legislative action; possible rejection by our shareholders of the proposal to approve the second part of this offering; and regional and general economic conditions. Actual results and performance in future periods may be materially different from any future results or performance suggested by the forward-looking statements in this release. AmeriServ expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in its expectations of results or any change in events.

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Exhibit 99.2

AMERISERV FINANCIAL, INC.

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made as of the 26th day of September, 2005, by and between AmeriServ Financial, Inc., a corporation organized under the laws of the State of Pennsylvania (the “Company”), with its principal offices at Main and Franklin Streets, P.O. Box 430, Johnstown, Pennsylvania 15907-0430, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

RECITALS

A.

The Company desires to issue and sell shares of the common stock, par value $2.50 per share, of the Company (the “Common Stock”) in a private placement (the “Offering”).

B.

In furtherance of the Offering, the Company has prepared and delivered to the Purchaser a confidential private placement memorandum dated September 8, 2005, Supplement 1 thereto, dated September 23, 2005 and Supplement 2 thereto, dated September 26, 2005 (such confidential private placement memorandum, as amended or supplemented, including all documents incorporated by reference therein, including any SEC Filings (as defined in Section 4.15) and any other documents incorporated by reference pursuant to Section 4.15 herein that are filed on or before the date hereof, collectively, the “Private Placement Memorandum”).

C.

The Purchaser desires, upon the terms and conditions set forth in this Agreement, to purchase shares of the Common Stock in the Offering.

D.

The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act (as defined in Section 3.2) and Rule 506 under Regulation D.

IN CONSIDERATION of the premises and mutual covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

A.

Authorization of Sale of the Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 2,367,760 aggregate shares (the “Shares”) of Common Stock at a purchase price of $4.35 per Share.  The Company reserves the right to increase or decrease the aggregate number of Shares of Common Stock to be sold prior to the Closing (as defined in Section 3.1).

B.

Agreement to Sell and Purchase the Shares.  At the Closing (as defined in Section 3.1), the Company will sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto.  The Company proposes to enter into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the Shares to them.  The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” Notwithstanding any contrary provisions of the Agreements, the obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser.  Nothing contained herein, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of its Agreement and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The term “Placement Agent” shall mean Lehman Brothers Inc.

C.

Delivery of the Shares at the Closing.

3.1    Location of the Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Stevens & Lee P.C., 620 Freedom Business Center, Suite 200, King of Prussia, PA 19406, as soon as practicable and as agreed by the parties hereto within three (3) business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that all of the conditions for Closing have been satisfied or waived by the appropriate party (the “Closing Date”).

3.2    Actions to be Taken Prior to, and at, the Closing. (a)

Upon execution of this Agreement, the Company shall authorize its transfer agent (the “Transfer Agent”) to arrange delivery to the Purchaser of one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth on the signature page hereto and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder.  At the Closing, the Transfer Agent shall deliver to the Placement Agent a certificate of the Transfer Agent, in form and substance reasonably acceptable to the Placement Agent, certifying that it is duly authorized to issue the Shares.

(b)

The name(s) in which the stock certificates for Shares are to be registered are set forth in the Stock Certificate Questionnaire included in the Questionnaire attached hereto as Appendix I (the “Questionnaire”).

3.3    Conditions Precedent to Closing.  (a)

The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company:  (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (ii) the accuracy of the representations and warranties (as if such representations and warranties were made on the Closing Date) made by the Purchasers and the fulfillment of those undertakings and covenants of the Purchasers required to be fulfilled prior to the Closing; (iii) the Purchaser shall have executed and delivered to the Company the Registration Statement Questionnaire attached hereto as part of the Questionnaire, pursuant to which the Purchaser shall provide information necessary to confirm such Purchaser’s status as an “accredited investor” as defined in Rule 501 promulgated under the Securities Act; (iv) no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official;  and (v) the sale of the Shares shall not be prohibited by any law or governmental order or regulation.

(b)

The Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the conditions:  (i) that the representations and warranties made by the Company herein are accurate as of the Closing Date; (ii) that the Company has fulfilled all undertakings and covenants set forth herein required to be fulfilled prior to the Closing; (iii) that the Common Stock shall be quoted on the Nasdaq National Market System (“Nasdaq”); (iv) the absence of any material adverse change affecting the Company and its subsidiaries taken as a whole or the Company's consolidated financial condition or results of operations; (v) at the request of Purchaser, delivery of the Shares simultaneously with payment for the Shares; (vi) no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; and (vii) the sale of Shares shall not be prohibited by any law or governmental order or regulation.

D.

Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

(i)

Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined in Section 4.22).  Set forth on Schedule 4.1 is a complete and correct list of all entities at least 50% of the outstanding equity of which is owned, directly or indirectly, by the Company (or which are otherwise directly or indirectly controlled by the Company)  (each, a “Subsidiary” and collectively, the “Subsidiaries”) of the Company.  Each Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

(ii)

Authorized Capital Stock.  As of August 31, 2005, (i) the authorized capital stock of the Company consisted of thirty million (30,000,000) shares of Common Stock and two million (2,000,000) shares of Preferred Stock, of which nineteen million seven hundred twenty-nine thousand six hundred seventy-eight (19,729,678) shares of Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) there were outstanding options granted pursuant to the Company’s stock option plans (as described in Section 4.2(iii)) to purchase a total of three hundred ninety thousand eight hundred eighty-three (390,883) shares of Common Stock; (iii) there were available for issuance under the Company’s stock option and purchase plans a total of one million forty-six thousand fifty-seven (1,046,057) shares of Common Stock; and (iv) there were one hundred forty-three thousand two hundred eighty (143,280) shares of Common Stock reserved for issuance under the Company’s dividend reinvestment plan.  The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum or incorporated by reference in the Private Placement Memorandum.  Except for stock options and other awards granted under the option, award and purchase plans of the Company described in the Private Placement Memorandum or except as otherwise disclosed in or contemplated by the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.  The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Private Placement Memorandum accurately and fairly presents in all material respects all information pertaining to such plans, arrangements, options and rights.  With respect to each Subsidiary, (i) all the issued and outstanding shares of the Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.  Except as disclosed on Schedule 4.1, the Company directly or indirectly owns 100% of the outstanding equity of each Subsidiary.

(iii)

Issuance, Sale and Delivery of the Shares.  The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.  No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement.  Except as set forth in the Private Placement Memorandum or in any document incorporated by reference therein, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.  No further approval or authority of the stockholders or the Board of Directors of the Company or any other person will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

(iv)

Due Execution, Delivery and Performance of this Agreement.  The Company has all requisite corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Company.  The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or of any of its Subsidiaries pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is reasonably likely to result in a Material Adverse Effect.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement (including without limitation the acquisition of the Shares by the Purchaser pursuant to this Agreement), except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.  Upon the execution and delivery of this Agreement by the Company, and assuming the valid execution hereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

(v)

Accountants.  The firm of Deloitte & Touche LLP, which has expressed its opinion with respect to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (portions of which are incorporated by reference in the Private Placement Memorandum), has represented that it is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

(vi)

Contracts.  Except as set forth in the Private Placement Memorandum, the contracts that are material to the Company are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts which breach or default would have a Material Adverse Effect.

(vii)

No Actions.  Except as disclosed in the Private Placement Memorandum, (1) there are no legal or governmental actions, suits or proceedings, pending or threatened, and (2) to the Company’s knowledge, there are no legal or governmental actions, suits, or proceedings threatened, to which the Company or any of its Subsidiaries is or may be a party or subject or of which property of the Company or any of its Subsidiaries is or may be the subject, or related to applicable environmental or discrimination matters, or instituted by the Securities and Exchange Commission (the “Commission”), the NASD, any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, would prevent or might reasonably be expected to prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and, to the Company’s knowledge, no labor disturbance by the employees of the Company or of any of its Subsidiaries exists, or is imminent which is reasonably expected to have a Material Adverse Effect.  Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

(viii)

Properties.  Each of the Company and its Subsidiaries has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements incorporated by reference in the Private Placement Memorandum (the “Proprietary Assets”), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially adversely affect the use made of such property by the Company or any of its Subsidiaries.  Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, subject to such exceptions as are not materially significant in relation to its business.  The Proprietary Assets and the leased assets of the Company and its Subsidiaries constitute all the Proprietary Assets and leased assets necessary to enable the Company and its Subsidiaries to conduct their businesses in the manner in which such businesses have been and are being conducted.  Except as set forth in the Private Placement Memorandum, (x) neither the Company nor any of its Subsidiaries has licensed any of its Proprietary Assets to any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof (each a “Person”) on an exclusive, semi-exclusive or royalty-free basis, and (y) neither the Company nor any of its Subsidiaries has entered into any covenant not to compete or contract limiting such entity’s ability to exploit fully any of such entity’s material Proprietary Assets or to transact business in any material market or geographical area or with any Person.  “Proprietary Assets” shall include, but shall not be limited to, the Intellectual Property of the Company, as defined in Section 4.10 below.

(ix)

No Material Change.  Since June 30, 2005 and except as described in or specifically contemplated by the Private Placement Memorandum:  (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or damage to its physical properties or assets from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor any of its Subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock, and neither the Company nor any of its Subsidiaries has defaulted in the payment of principal or interest on any outstanding debt obligations; and (iv) there has not been any change in the capital stock of the Company or of any of its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or any increase in indebtedness material to the Company or any of its Subsidiaries.

(x)

Intellectual Property.  Except as disclosed in the Private Placement Memorandum:  (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, copyrights, copyright applications, maskworks, maskwork applications, trade secrets, fictitious business names, service marks, service mark applications, know how, customer lists, franchise systems, computer software, computer program, designs, blueprints, engineering drawings, proprietary products, source code, technology, proprietary rights or other intellectual property rights or intangible assets and all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company’s business (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than any such actions, suits, proceedings and claims that would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

(xi)

Compliance.  Other than as set forth in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; in each case, except where failure to be in compliance would not have a Material Adverse Effect.

(xii)

Taxes.  The Company and each of its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

(xiii)

Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

(xiv)

Offering Materials.  Except for the SEC Filings (as defined in Section 4.15 below), the Company has not distributed and will not distribute prior to the Closing Date to the Purchaser any offering material or material non-public information in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto.  Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Shares contemplated by this Agreement to the registration requirements of Section 5 of the Securities Act.

(xv)

Additional Information.  (a)  To the extent incorporated by reference in the Private Placement Memorandum, the information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective Filing Date or, if amended, as so amended (the following documents together with any other filings by the Company with the Commission made prior to the Subsequent Closing Date, collectively, the “SEC Filings”):

1.      The Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (excluding “Item 1.- Business” set forth therein) filed with the Commission on March 10, 2005, as amended by the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004 (excluding “Item 1.- Business” set forth therein) filed with the Commission on September 7, 2005;

2.

The Company’s Quarterly Reports on Form 10-Q for the quarters ended (i) March 31, 2005 filed with the Commission on May 10, 2005 and (ii) June 30, 2005 filed with the Commission on August 11, 2005;

3.      The Company’s Current Report on Form 8-K, filed with the Commission on January 26, 2005;

4.

The Company’s Proxy Statement on Schedule 14A for the 2005 Annual Meeting of Stockholders filed with the Commission on March 16, 2005; and

5.

Any future filings the Company makes with the Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the Closing.

(b)

As of the date of this Agreement and the Closing Date, the Private Placement Memorandum, which, to the Company’s knowledge, the Placement Agent has furnished to the Purchaser, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(c)

In furtherance and not in limitation of the provisions of Section 4.15, the consolidated financial statements of the Company and the related notes contained in or incorporated by reference into the SEC Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows, and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and the absence of full footnote disclosure as required by generally accepted accounting principles.  Such consolidated financial statements (including the related notes) have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end adjustments, and except as otherwise described therein and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

(xvi)

Form D.  No later than fifteen (15) days after the Closing, the Company shall file a Form D with respect to the Shares as required under Regulation D and shall provide a copy thereof to counsel for the Placement Agent promptly after filing.

(xvii)

Legal Opinion.  Prior to the Closing, Stevens & Lee P.C. (“Stevens & Lee”), counsel to the Company, will deliver its legal opinion to the Placement Agent substantially in the form attached as Exhibit A to this Agreement, with specific reference to the Shares.  Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

(xviii)

Certificate.  At the Closing, the Company will deliver to counsel for the Placement Agent a certificate executed by the chief executive officer, or the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of such Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

(xix)

Reporting Company; Form S-3.  The Company is subject to the reporting requirements of the Exchange Act and has filed all reports required thereby since June 30, 2005.  The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares for resale by the Purchaser under the Securities Act.  To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of the registration statement on Form S-3 for the resale of the Shares by the Purchaser contemplated by Section 7 of this Agreement.

(xx)

Quotation on Nasdaq.  Except as set forth in the SEC Documents, the Company has not, in the two years preceding the date hereof, received notice (written or oral) from Nasdaq, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility.  The Company is in compliance with all such listing and maintenance requirements.  The Company shall use its commercially reasonable efforts to obtain listing of the Shares on Nasdaq promptly after the Closing and to maintain the designation and quotation, or listing, of the Common Stock, including without limitation the Shares, on Nasdaq or on another national securities exchange for a minimum of two (2) years following the Closing Date.

(xxi)

Use of Purchaser Name.  Except as may be required by applicable law, the Company shall not use, directly or indirectly, the Purchaser’s name or the name of any of its affiliates or its investment adviser in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser or its investment adviser for the specific use contemplated or as otherwise required by applicable law or regulation.

(xxii)

Material Adverse Effect.  As used in this Section 4, the term “Material Adverse Effect” means a material adverse effect upon the business, condition (financial or otherwise), results of operation, properties, liabilities or operations of the Company and its Subsidiaries taken as a whole.

(xxiii)

No Defaults.  Except as disclosed in the Private Placement Memorandum, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its articles of incorporation (or equivalent documents under relevant jurisdictions of organization) or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound and where such breach or default is reasonably likely to result in a Material Adverse Effect.

(xxiv)

Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(xxv)

Use of Proceeds.  The Company will use the proceeds from the sale of the Shares as described under “Use of Proceeds” in the Private Placement Memorandum.

(xxvi)

Price of Common Stock.  The Company has not taken any action intended to stabilize or manipulate the price of the Company’s shares of the Common Stock to facilitate the sale or resale of the Shares.  The Company has not repurchased any of its shares of Common Stock since June 30, 2005.

(xxvii)

Disclosure.  Except as included in the Private Placement Memorandum, neither the Company nor, to the Company’s knowledge, any Person acting on behalf of the Company, has provided the Purchaser with any information that the Company believes constitutes material, non-public information.  Before 9:00 a.m., New York City Time, on the first business day after the date hereof, the Company shall issue a press release in form reasonably acceptable to counsel for the Placement Agent describing the transactions contemplated by this Agreement, and the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement (including all exhibits, the “8-K Filing”), and disclosing such portions of the Private Placement Memorandum and the Chief Executive Officer’s certificate delivered pursuant to Section 3.3(b) as contain material nonpublic information with respect to the Company that has not previously been publicly disclosed by the Company, and attaching as an exhibit to the 8-K Filing a form of this Agreement.  Except for information that may be provided to the Purchaser pursuant to Section 5(h) of this Agreement, the Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of such Purchaser.  The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this Section 4.27 in effecting transactions in securities of the Company.

4.28

Off-Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

E.

Representations, Warranties and Covenants of the Purchaser.

i.

The Purchaser represents and warrants to, and covenants with, the Company that:  (i) the Purchaser, or its investment adviser acting on its behalf, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares, including the Private Placement Memorandum; (ii) the Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention or view toward the public sale or distribution thereof, except in compliance with applicable federal and state securities laws (this representation and warranty not limiting the Purchaser’s right to sell such Shares pursuant to the Registration Statement or in compliance with an exemption from registration under the Securities Act or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, except (as to each of clauses (A), (B) and (C) below) in compliance with (that is, only to the extent required to comply with) the Securities Act, the Rules and Regulations and such other securities or Blue Sky laws as may be applicable, (A) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, (B) engage in any short sale which results in a disposition of any of the Shares by Purchaser, or (C) hedge the economic risk of the Purchaser’s investment in the Shares; (iv) the Purchaser has completed or caused to be completed the Questionnaire and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing, and the Purchaser will notify the Company as promptly as possible of any material change in any such information provided in the Questionnaire prior to effectiveness of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.  The Purchaser agrees to notify the Company as promptly as possible of any change in the information set forth in clause (iv) above until such time as the Purchaser has sold all of its Shares or the Company is no longer required to keep the Registration Statement effective.

ii.

The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Securities Act, the Rules and Regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

iii.

The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Purchase Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents except to its advisors and representatives for the purpose of evaluating such investment.  The Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below).  The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

iv.

The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock.  The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.  The Purchaser has been afforded the opportunity to ask questions of the Company regarding such matters and acknowledges that neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives modifies, amends or affects the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 4 above.

v.

The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

vi.

The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold by non-affiliates of the Company pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”

vii.

The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

viii.

The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a sale of Shares under the Registration Statement unless the certificate submitted to the Transfer Agent evidencing the Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale (i) in the form of Appendix II hereto (or in another form with similar information), (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and the Securities Act and (B) if applicable, the requirement of delivering a current prospectus has been satisfied.  The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or such time as such prospectus has been supplemented, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act.  The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which it receives written notice of the Suspension of the use of said prospectus (without providing any other material information other than at the written request of the Purchaser) and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus.  The Company shall not, and shall use commercially reasonable efforts to cause each of its officers, directors, employees and agents not to, provide Purchaser with any material nonpublic information regarding the Company other than the notice of the Suspension, with no other information, without the express written consent of such Purchaser.  The Purchaser shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, unless, in the good faith judgment of the Company’s Board of Directors following the written advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph would be reasonably likely to cause a violation of the Securities Act or the Exchange Act; provided that the Company shall remain liable for liquidated damages pursuant to Section 7.7 hereof with respect to any Suspensions exceeding the aforementioned two permitted 30-day Suspensions in any 12-month period.

ix.

The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable; (iii) the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not (A) conflict with or result in a violation of any provision of the Purchaser’s certificate of incorporation or other organizational documents, or (B) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or other instrument to which the Purchaser is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Purchaser, except in each case for any such violation that would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by the Agreement; (iv) the Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except for such consents, authorizations, orders, filings or registrations that have already been obtained; (v) the Purchaser has no present intent to consummate a “change of control” of the Company, as such term is understood in Rule 13d of the Exchange Act; (vi) the Purchaser is not a party to any litigation against the Company; and (vii) the Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice relating to the acquisition of the Shares.  The Purchaser has consulted its own legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with the purchase of the Shares.

F.

Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefore for a period of one year from the Closing Date.

G.

Registration of the Shares; Compliance with the Securities Act.

(i)

Registration Procedures and Expenses.  The Company shall:

i.

Subject to receipt of necessary information in writing from the Purchaser, as soon as reasonably practicable, but in no event later than fifteen (15) business days following the Closing Date (the “Filing Date”), prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time on Nasdaq or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions (the “Registration Statement”).  If Form S-3 is not available at that time, the Company will file a registration statement on such form as is then available to effect a registration of the Shares, subject to the consent of a majority of the Purchasers, which consent shall not be unreasonably withheld.;

ii.

use its best efforts, subject to receipt of necessary information from the Purchaser, to cause the Commission to declare the Registration Statement effective within sixty (60) calendar days after the Closing Date to which it pertains (the “Required Effective Date”).  However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the ninetieth (90th) calendar day after the Closing Date.  The Company’s best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission.  If the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under this Agreement, use its best efforts to cause the Registration Statement to become effective within five (5) business days after such Commission notification;

iii.

use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the Closing Date, (ii) the date on which the Purchasers may sell all of the Shares then held by the Purchasers, without registration, pursuant to Rule 144(k) of the Securities Act or (iii) such time as all Shares purchased by all Purchasers in the Offering have been sold pursuant to the Registration Statement or Rule 144 of the Securities Act.  Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Purchasers shall have no further right to offer or sell any of the Shares pursuant to the Registration Statement;

iv.

furnish (i) to the Purchaser with respect to the Shares registered under the Registration Statement by email or other prompt means one copy of the prospectus promptly after effectiveness of the Registration Statement and in any case before the next opening of the principal market for the Shares and (ii) to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request within a reasonable time, in order to facilitate the public sale or other disposition of all or any of such Shares by the Purchaser;

v.

file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser and reasonably acceptable to the Company; provided, however, that the Company shall not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.1; (ii) subject itself to taxation in any such jurisdiction; (iii) provide any undertakings that cause material expense or burden to the Company; or (iv) make any change to its organizational documents, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

vi.

bear all expenses in connection with (i) the procedures in paragraphs (a) through (e) of this Section 7.1 and in Section 4.20 and (ii) the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any;

(a)

promptly notify the Purchaser of the effectiveness of the Registration Statement, and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to the Registration Statement and the lifting of any such order; and

(h)

upon the reasonable request of the Purchaser, meet with the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares; provided, that the Company provide to the Purchaser at the Purchaser’s request a reasonable time prior to such meeting a copy of the draft Registration Statement, any SEC comments and amendments; provided further, that the Company shall disclose any confidential information to the Purchaser only if the Purchaser has requested such information in writing and shall have entered into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company with respect thereto.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (f) of this Section 7.1, that the Purchaser shall furnish to the Company such information regarding itself, the Shares to be sold by the Purchaser, and the intended method of disposition of such Shares as shall be required to effect the registration of the Shares, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the Commission that the Purchaser is deemed an underwriter, then the Required Effective Date shall be extended to the earlier of (i) the ninetieth (90th) day after such Commission notification, or (ii) one hundred twenty (120) days after the initial filing of the Registration Statement with the Commission.  Notwithstanding the foregoing, the parties understand and agree that the Company shall not be obligated to retain an underwriter with respect to the offer and sale of Shares pursuant to the Registration Statement.

(ii)

Transfer of Shares After Registration.  While the Registration Statement is effective and available for resale, the Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 hereof in the section titled “Plan of Distribution” or pursuant to an applicable exemption from registration, the availability of which is confirmed in writing by counsel to the Purchaser (the form, substance and scope of which opinion shall be reasonably acceptable to the Company) and delivered to the Company, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(iii)

Indemnification.

(i)

For purpose of this Agreement, the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser (as defined in Rule 405 under the Securities Act) and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)

For purpose of this Section 7.3, the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1 hereof.

i.

The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any material breach of the representations and warranties of the Company contained in this Agreement, or any material breach by the Company of its obligations hereunder, and will reimburse the Purchaser or Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 5(h) or Section 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

ii.

The Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(h) or 7.2 hereof respecting the sale of the Shares or (ii) any material breach of any representation made by the Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus related thereto or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the obligations of the Purchaser under this Section 7.3 shall not exceed the net proceeds to such Purchaser from the sale of Shares pursuant to the Registration Statement.

iii.

Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action).  Subject to provisions hereinafter stated, in case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party, based upon the advice of such indemnified party’s counsel, shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action (including indemnified parties under Agreements with Other Purchasers, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

iv.

If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale.  The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether  the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification.  The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Purchaser’s obligation to contribute pursuant to this Section 7.3 is several and not joint.

v.

The Purchaser hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and is fully informed regarding said provisions.  Each of the Company and the Purchaser is advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and each of the Company and the Purchaser hereby expressly waives and relinquishes any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agrees not to attempt to assert any such defense.

(iv)

Termination of Conditions and Obligations.  The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the earliest to occur of (i) the sale of such Shares pursuant to the Registration Statement, (ii) the sale of such Shares pursuant to Rule 144 under the Securities Act or (iii) the passage of two (2) years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company and the Purchaser shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

(v)

Information Available. As long as any Purchaser owns the Shares and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser upon such Purchaser’s request:

i.

as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, concurrently with delivery to its shareholders generally) one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with U.S. generally accepted accounting principles by a nationally recognized firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K, (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

ii.

all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

iii.

upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses and supplements thereto to supply to any other party requiring such prospectuses and supplements.

(vi)

Assignment of Registration Rights.  The rights of the Purchaser hereunder, including the right to have the Company register the Shares pursuant to this Agreement, will be automatically assigned by the Purchaser to transferees or assignees of the Shares, but only if (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Shares with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D, and (f) the transfer of Shares is made in accordance with the provisions of Section 5 and Section 7.2 hereof.

(vii)

Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission and the Prospectus is not delivered to the Purchasers (as set forth in Section 7.1(d)) by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective and delivers the Prospectus, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Shares pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.  If the Purchaser shall be prohibited from selling Shares under the Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Shares pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.  For purposes of this Section 7.7, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement.  Any payments made pursuant to this Section 7.7 shall not constitute the Purchaser’s exclusive remedy for such events.  Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Shares for the same period of time.  The liquidated damage payments imposed hereunder shall be made to the Purchaser in cash.

A.

Broker’s Fee.  The Purchaser acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of the Shares to the Purchaser.  The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee.  Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

B.

Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given (i) when so faxed or (ii) the day after so mailed by such overnight express courier (except that notices of Suspensions or stop orders must be made both by facsimile and by overnight express courier) as follows:

(a)

if to the Company, to:

Ameriserv Financial, Inc.
Main and Franklin Streets
P.O. Box 430

Johnstown, PA  15907-0430
Attention:  Allan Dennison, President
Facsimile:  (814) 533-5427

with a copy to:

Stevens & Lee P.C.
620 Freedom Business Center, Suite 200,

King of Prussia, PA 19406
Attention: Jeffrey Waldron, Esq.
Facsimile:  (610) 371-7974

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)

if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

A.

Waiver or Amendment.  No provision of this Agreement may be waived, modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

B.

Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

C.

Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

D.

Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America or the state courts of New York State located in New York, New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction of such Specified Courts of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction.

E.

Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Facsimile signatures shall be deemed original signatures.

F.

Entire Agreement.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

G.

Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

H.

Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company may assign this Agreement or any rights or obligations hereunder in connection with a merger, consolidation, sale of all or substantially all of the Company’s assets or sale of 50% or more of the outstanding equity securities of the Company without the prior written consent of the Purchaser, and the Purchaser may not assign this Agreement or any rights or obligations hereunder except as provided in Section 7.6 hereof.  Notwithstanding the foregoing, at any time prior to the effectiveness of the Registration Statement, the Purchaser may assign its rights and obligations under Section 7 hereunder to any of its Purchaser/Affiliates without the consent of the Company so long as (i) such Purchaser/Affiliate is an “accredited investor” (within the meaning of Regulation D under the Securities Act), (ii) such Purchaser/Affiliate agrees in writing to be bound by this Agreement, (iii) such Purchaser/Affiliate completes and delivers to the Company the Questionnaire attached as Appendix I prior to the effectiveness of the Registration Statement, and (iv) any transfer of Shares to such Purchaser/Affiliate complies with Section 5 and Section 7.2 hereof; provided, however, that if such assignment is made to 10 or more separate persons or entities, then the Purchaser originally party to this Agreement, and not any subsequent assignee, shall have the right to enforce the terms of, and receive notices under, Section 7.3 hereof.

I.

Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

J.

No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

K.

Publicity.  The Company shall have the right to approve before issuance any press release or any other public statements with respect to the transactions contemplated by this Agreement.

[Remainder of page intentionally blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

AMERISERV FINANCIAL, INC.

By:

Name:  Allan R. Dennison

Title:  President and CEO

Number of Shares to be purchased by Purchaser:___________
Price Per Share: $____________
Aggregate Purchase price for Shares to be purchased by Purchaser: $____________

Print or Type:

Name of Purchaser:

Name of Individual representing

Purchaser:

Title of Individual representing

Purchaser:

______________________________

Signature by:

Signature of Individual representing

Purchaser (if an Institution):

Address:

Telephone:

Facsimile:

1

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement that follows)

A.

Complete the following items on the Purchase Agreement:

1.

Signature page:

(i)

Name of Purchaser

(ii)

Name of Individual representing Purchaser

(iii)

Title of Individual representing Purchaser

(iv)

Signature of Individual representing Purchaser

(v)

Number of Shares purchased and aggregate purchase price

2.

Appendix I - the Questionnaire:

Provide the information requested by the Questionnaire.

3.

Return the properly completed and signed Purchase Agreement including the properly completed Appendix I to (initially by facsimile with hard copy by overnight delivery):

Lehman Brothers Inc.

745 Seventh Avenue
5th Floor
New York, NY 10019
Attention: Keith Canton
Facsimile: 212 520-9328

B.

Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C.

Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)

must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)

must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

1

APPENDIX I

AMERISERV FINANCIAL, INC.

QUESTIONNAIRE

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3.2 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	________________________________________
2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	________________________________________
3.	The mailing address of the Registered Holder listed in response to item 1 above:
4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	________________________________________

1

REGISTRATION STATEMENT QUESTIONNAIRE

Ameriserv Financial, Inc., a Pennsylvania corporation (the “Company”), will use the responses to this questionnaire to qualify prospective Purchasers for purposes of United States federal and state securities laws and to prepare the Registration Statement.  This is not an offer to sell or the solicitation of an offer to buy securities.  Such an offer can be made only by appropriate offering documentation.  Any such offer may be conditioned upon your qualification as an accredited purchaser under federal and state securities laws.

Please complete, sign, date and return one copy of this Questionnaire in accordance with the instructions on the Summary Instruction Sheet for the Purchaser on the page immediately preceding this Appendix I.

All investors (including partnerships, trusts, corporations, etc.) must complete Parts I, II and III of this Questionnaire.

If the answer to any question below is “none” or “not applicable”, please so indicate.

Your answers will be kept confidential at all times.  However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.  In addition, by signing this Questionnaire, you consent to the disclosure of the information contained in your answers to Part I and the inclusion of such information in the Registration Statement. You understand and acknowledge that the Company will rely upon such information in connection with the preparation or amendment of the Registration Statement.

2

PART I  –  GENERAL

1.

Please state your or your organization’s name exactly as it should appear in the Registration Statement:

2.

Please provide the number of shares of the Company's securities that you or your organization will beneficially own immediately after Closing, including those Shares purchased by you or your organization pursuant to the Purchase Agreement to which this Questionnaire is Appendix I and those shares purchased by you or your organization through other transactions:

3.

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

[  ] Yes

[  ] No

If yes, please indicate the nature of any such relationships below:

4.

If you are not an individual, please name the individual(s) with power to vote and/or dispose of the Shares:

 _________________________________________________

5.

Do you intend to distribute the Shares pursuant to the Registration Statement in any manner other than as set forth on Item 7 of this Questionnaire?

[  ] Yes

[  ] No

If “yes,” please describe below

6.

Are you (i) an NASD Member (see definition below), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

[  ] Yes

[  ] No

If “yes,” please describe below

If “yes,” at the time you purchased the Shares, did you have any agreements or understandings, directly or indirectly, with any other person to distribute the Shares?

[  ] Yes

[  ] No

If you are an NASD Member, did you receive the Shares as compensation for services?

[  ] Yes

[  ] No.

NASD Member.  The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”).  (NASD Manual, By-laws Article I, Definitions)

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.  (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD.  The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws.  (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.  (NASD Interpretation)

3

7.

PLAN OF DISTRIBUTION

The Shares may be sold from time to time directly by the selling shareholder or through underwriters, broker-dealers or agents who may receive compensation in the form of discounts, concessions or commissions from the selling shareholders or the purchasers of the Shares.  The Shares may be sold in one or more transactions at fixed prices, prevailing market prices at the time of sale, varying prices determined at the time of sale, or negotiated prices.

The Shares may be sold from time to time on any stock exchange or automated interdealer quotation system on which the Shares are listed, in the over-the-counter market, in privately negotiated transactions or otherwise.  The Shares may be sold by one or more of the following methods, without limitation:

•

block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction pursuant to a supplement or amendment to the prospectus contained in the Registration Statement;

•

purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to a supplement or amendment to the prospectus contained in the Registration Statement;

•

exchange distributions in accordance with the rules of any stock exchange on which the securities are listed;

•

ordinary brokerage transactions and transactions in which the broker solicits purchases;

•

privately negotiated transactions;

•

in connection with short sales;

•

through the writing of options on the securities, whether or not the options are listed on an options exchange;

•

through the distribution of the securities by the selling shareholder to its partners, members or stockholders/shareholders;

•

one or more underwritten offerings on a firm commitment or best efforts basis;

•

through derivative or other hedging transactions;

•

through loan or pledge transactions;

•

pursuant to Rule 144 or Section 4(1) of the Securities Act of 1933, to the extent available; and

•

any combination of any of these methods of sale.

4

PART II

1.

Identification

Name: (exact name as it will appear on stock certificate):

Address of principal place of business:

State (or Country) of formation or incorporation:

Contact Person:

Telephone Number:

Facsimile Number:

Type of Entity (corporation, partnership, trust, etc.):

Taxpayer or Employer Identification Number:

Was the entity formed for the purpose of this investment?

[  ] Yes

[  ] No

If the answer is yes, all shareholders, partners or other equity owners must complete an Individual Questionnaire.  Please contact Ameriserv Financial, Inc. as soon as possible to obtain such questionnaire.  If the above answer is no, please continue completing this form.

2.

Proposed Investment

Please indicate the amount of your proposed investment: $

.

3.

Description of Investor

Please check the appropriate box to indicate which of the following accurately describe the nature of the business conducted by the investing entity:

[  ]

A corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment;

[  ]

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

[  ]

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958;

[  ]

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

[  ]

A bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, acting in either an individual or fiduciary capacity;

[  ]

An insurance company as defined in Section 2(13) of the Securities Act of 1933;

[  ]

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceeding $5,000,000, or (iii), if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

[  ]

A charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this Investment, with total assets in excess of $5,000,000;

[  ]

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this Questionnaire;

[  ]

An entity not located in the U.S., none of whose equity owners are U.S. citizens or U.S. residents;

[  ]

A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934;

[  ]

A plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees; or

[  ]

Other (Describe:)

4.

Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________

                                                  PART III – SIGNATURE

The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein.  The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at

, on _________ ___, 2005.

(Signature)

(Title if for Entity)

1

APPENDIX II

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by] [fill in official name of individual or institution] hereby certifies that [ he/she, said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold [fill in number of shares] of such shares on [date] in accordance with and in the manner described in Registration Statement number [fill in the number of the Registration Statement or otherwise identify Registration Statement]; applicable federal securities laws and the requirement of delivering a current prospectus by the Company have been complied with in connection with such sale.

Print or Type:

Name of Purchaser

(Individual or
   Institution):

___________________

Name of Individual

representing

Purchaser (if an

Institution)

___________________

Title of Individual

representing

Purchaser (if an

Institution):

___________________

Signature by:

Individual Purchaser
or Individual repre-

senting Purchaser:

___________________

Schedule 4.1

Schedule of Wholly-owned Subsidiaries

The following are all the direct or indirect Subsidiaries, and all are wholly-owned except as set forth below:

Ameriserv Financial Bank

Standard Mortgage Corporation of Georgia

Ameriserv Life Insurance Company

Ameriserv Trust and Financial Services Company

Ameriserv Associates, Inc.

Exhibit A

Form of Legal Opinion

The opinion will be subject to standard qualifications and exceptions.

1.

The Company is a corporation duly incorporated under the laws of the Commonwealth of Pennsylvania, with corporate power to enter into the Purchase Agreements and to perform its obligations under the Purchase Agreements.

2.

The authorized capital stock of the Company consists of thirty million (30,000,000) shares of Common Stock and two million (2,000,000) shares of Preferred Stock.

3.

The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Purchase Agreements and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Company's Common Stock, the Shares will be validly issued, fully paid and non-assessable.

4.

The execution, delivery and performance of the Purchase Agreements have been duly authorized by all necessary corporate action on the part of the Company, and the Purchase Agreements have been duly executed and delivered by the Company.

5.

The Company's execution and delivery of, and its performance of its obligations as of the date hereof under, the Purchase Agreements do not violate (i) the current Pennsylvania Business Corporation Law or any current New York or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or the transactions contemplated by the Purchase Agreements, except that we express no opinion (other than the opinion in paragraphs 8 and 9 below) regarding any federal securities laws or Blue Sky or state laws, or the indemnification section of the Purchase Agreements, or (ii) any provision of the Company's Amended and Restated Articles of Incorporation or Bylaws.

6.

No order, consent, permit or approval of any New York, Pennsylvania or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Purchase Agreements, is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Purchase Agreements, except that we express no opinion (other than the opinion in Paragraphs 8 and 9 below) regarding any federal securities laws or Blue Sky or state securities laws or the indemnification section of the Purchase Agreements.

7.

The Company is not an investment company required to register under the Investment Company Act of 1940, as amended.

8.

Assuming the accuracy of the representations and warranties of the Purchasers in Section 5 of the Purchase Agreements, it is not necessary in connection with the sale of the Shares under the circumstances contemplated by the Purchase Agreements, to register the Shares under the Securities Act of 1933, as amended.  We express no opinion as to the securities laws of any other jurisdiction or to the effect of subsequent issuances of securities of the Company or transfers of the Shares to the extent that such issuances or transfers may be integrated with the issuance of the Shares under Section 4(2) of, or Rule 502 or Regulation D promulgated under, the Securities Act of 1933, as amended.

9.

The SEC Filings comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder; and nothing has come to our attention that has caused us to believe that any of the Private Placement Memorandum, and any related offering materials provided by the Company as exhibits, appendixes or schedules thereto (other than the financial information included therein, as to which we express no opinion), as amended and supplemented by the Supplemental Confidential Private Placement Memorandum dated as of September 23, 2005 or otherwise, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that we express no opinion with respect to the financial statements, related schedules, and other financial and statistical data therein).

Exhibit 99.3

The following excerpts from Supplement 1 to Confidential Private Placement Memorandum dated as of September 23, 2005 contain material information that has not been previously disclosed by the Registrant.

1.  BUSINESS

General

We are a bank holding company, incorporated under the Pennsylvania Business Corporation Law.  Our principal activities consist of owning and operating four wholly owned subsidiaries, the Bank, the Trust Company, AmeriServ Associates, Inc. (“AmeriServ Associates”), and AmeriServ Life Insurance Company (“AmeriServ Life”).  We and our subsidiaries derive substantially all of our income from banking and bank-related services. We function primarily as a coordinating and servicing unit for our subsidiaries in general management, accounting and taxes, loan review, auditing, investment accounting, marketing and insurance risk management.

Our target market for banking services is Allegheny, Cambria, Centre, Somerset, and Westmoreland counties in southwest Pennsylvania.  Our market for trust services includes this market area but also has a national focus with respect to its business of attracting union pension fund accounts.  Our clients are primarily individuals, privately-owned businesses and, with respect to the Trust Company, union pension funds.

At June 30, 2005, we had consolidated total assets, deposits, and shareholders' equity of $996.8 million, $691.7 million and $86.3 million, respectively.

Our Recent History and Business Strategy

In 2002, we lost $5.2 million; we lost an additional $795,000 in the first quarter of 2003.  These losses were primarily attributable to deteriorating asset quality, impairment of the value of mortgage servicing rights due to falling interest rates, poor expense management and three structural impediments that adversely affected performance.  These three structural impediments were:

•

an excessive debt burden at AmeriServ consisting of $34.5 million of guaranteed junior subordinated deferrable interest debentures that accrued interest at a rate of 8.45% and collateralized a 1998 issue of trust preferred securities of like amount;

•

a long-term borrowing position at the Bank level that included $210 million of Federal Home Loan Bank advances that mature in 2010 and accrued interest at 6%; and

•

a mortgage servicing subsidiary, Standard Mortgage Corporation of Georgia (“SMC”), that lost at least $1 million annually and exposed us to earnings volatility.

The consequence of these poor results was that in February 2003, we and the Bank executed a Memorandum of Understanding (“MOU”) with the Federal Reserve Bank of Philadelphia (the “Federal Reserve”) and the Pennsylvania Department of Banking (the “Department”).  In response to these events, senior management was replaced and in 2003 we articulated to our shareholders a strategy that focuses on a back-to-basics concentration on community banking and the elimination of the structural impediments to improved performance.  Since then we have been focused on the implementation of that strategy.  In the fourth quarter of 2004, we sold to institutional investors 5,731,533 shares of our common stock at a per share price of $4.50 and raised net proceeds of $22.8 million (the “2004 Offering”).  As a result of the 2004 Offering, we reduced our debt burden and the Bank’s leverage position and closed SMC.  The results of these steps have been two consecutive quarters of increased earnings in 2005.  This offering will allow us to further reduce our debt burden and the Bank’s leverage position and position us for further earnings improvement.

We believe that we possess a solid franchise and can create greater shareholder value.  AmeriServ has three business units that management and the board of directors believe can perform at a higher level of profitability.

1.

Retail Banking — When the asset leverage program is extracted, our retail banking segment remains an $800.0 million bank with $680.0 million in core deposits. The retail banking unit operates 22 branches and has been consistently profitable.  The Bank is now the largest locally managed financial institution in its primary retail market area.  Our retail banking business is profitable and growing and we believe that it has a viable future ahead.  It has a solid product mix, and a strong sales ethic, and is building a strong service culture.  We recognize that our primary market does not possess all the attributes of a vibrant banking market, but we believe that good products and exemplary personal service will enable the retail banking segment to establish a strong base for AmeriServ as a whole.  Average deposits for the six months ended June 30, 2005, were $695.9 million compared to average deposits of $661.6 million for the six months ended June 30, 2004, an increase of 5.2%.

2.

Commercial Lending — This business unit was completely restructured in 2003, after experiencing serious difficulties in 2001 and 2002.  The Bank hired a new chief lending officer in 2003 and almost an entirely new staff of experienced professional lenders.  The unit is focused on a primary lending market within approximately a 100 mile radius from Johnstown. It is mounting an energetic customer calling effort to build its loan balances. It has also reengineered its lending procedures. We believe that we can provide the unit with the capacity to grow substantially and our new procedures should permit it to increase our margins and build permanent relationships.  Our goal is to originate $100 million annually in new loans.  However, in the first six months of 2005, loan demand has been weaker than projected and originations during this period have totaled only 27.6 million.  Despite this, average loans for the six months ended June 30, 2005, were $519.1 million, which represents a 4.7% increase compared to the same period in 2004.  This has been achieved without sacrificing loan quality.  At June 30, 2005, nonperforming assets have decreased to 0.64% of total loans and loans held for sale, net of unearned income, compared to 2.02% at June 30, 2004.

3.

Trust Company — This business unit has an almost unique business opportunity.  As the largest operating trust company of its kind between Harrisburg and Pittsburgh, it has many facets. It has all of the activities expected of a bank trust department and we believe it is proficient in each of them.  In addition, it has a unique capability that sets it apart from almost all other trust operations.  As a part of one of only 13 unionized banking institutions in the nation, this unit has developed a strategy and a set of products that leverage that unusual situation.  It has been successful in building products that serve the union-managed pension funds and health and welfare funds that are a significant facet of the American labor scene.  These products have no geographic restrictions, nor do they require major commitments of AmeriServ's capital.  They do, however, require skilled professionals to market and manage the Trust Company's capabilities.  For the six months ended June 30, 2005, the Trust Company had net income of $545,000, an increase of $88,000, or 19.3%, compared to net income for the six months ended June 30, 2004 of $457,000.  Assets under management at June 30, 2005 were $1.49 billion, an increase of $178.1 million, or 13.6%, compared to December 31, 2004.  We expect to channel resources to the Trust Company, including $1 million from the proceeds of this offering, so that it can continue its growth, especially in the discrete union-managed pension fund area.

Products and Services

Banking

The Bank is a state bank chartered under the Pennsylvania Banking Code of 1965, as amended. Through 22 locations in Allegheny, Cambria, Centre, Somerset and Westmoreland Counties, Pennsylvania, the Bank conducts a general banking business. It is a full-service bank offering both retail banking services and financial services to institutions. Retail banking services include:

•

demand, savings and time deposits,

•

money market accounts,

•

secured and unsecured loans,

•

mortgage loans,

•

safe deposit boxes,

•

holiday club accounts,

•

collection services,

•

money orders, and

•

traveler's checks.

Services to commercial, industrial, financial, and governmental customers include:

•

real estate-mortgage loans,

•

short- and medium-term loans,

•

revolving credit arrangements,

•

lines of credit,

•

inventory and accounts receivable financing,

•

real estate-construction loans,

•

demand deposit accounts,

•

business savings accounts,

•

certificates of deposit,

•

cash management services,

•

wire transfers, and

•

night depository and lock box services.

The Bank operates 23 automated bank teller machines (ATMs) through its 24-Hour Banking Network that is linked with STAR, a regional ATM network and CIRRUS, a national ATM network.  The Bank also offers internet banking services.

The Bank also engages in the sale of annuities, mutual funds and insurance.

The Bank's deposit base is such that loss of one depositor or a related group of depositors would not have a materially adverse effect on its business. In addition, the loan portfolio is also diversified so that one industry or group of related industries does not comprise a material portion of the loan portfolio. The Bank's business is not seasonal nor does it have any risks attendant to foreign sources.

Non-Banking

The Trust Company

The Trust Company is a trust company organized under Pennsylvania law in October 1992. As one of the larger providers of trust and investment management products and services between Pittsburgh and Harrisburg, the Trust Company is committed to delivering personalized, professional service to its clients.  Its staff of approximately 40 professionals administers assets valued at approximately $1.49 billion at June 30, 2005, and provides a wide spectrum of services, which include trust and estate administration, union collective investment funds (ERECT and BUILD Funds), pension, profit sharing, 401(k) and 403(b) plans, as well as custom designed accounts and non-qualified plans for special purposes.  This diversification of revenue sources is one of the primary reasons for the Trust Company’s successful growth.

The ERECT and BUILD Funds have been, and are expected to continue to be, the growth leaders in both assets under administration and revenue production.  The union funds have attracted several international labor unions as investors as well as many local unions from a number of states. The focus of the Trust Company continues to be on the union collective investment funds, namely the ERECT and BUILD Funds, which are designed to invest union pension dollars in construction projects that utilize union labor. At June 30, 2005, assets in these funds totaled approximately $340.3 million.

Currently the Trust Company is working closely with Labor-Management Fund Advisors, LLC, the underwriter and real estate advisor for the BUILD Funds, to attempt to merge the individual state BUILD Funds of Michigan, Illinois, Indiana and Ohio into the BUILD Fund of America. The consolidation of the individual funds will provide greater liquidity, better geographic and property-type project diversification, and the opportunity to compete for larger projects.  Even after the merger of the funds into the BUILD Fund of America, the Fund's philosophy and pledge to reinvest in the areas served by the unions who invest in the BUILD Fund will be strictly maintained.

 The Trust Company’s investment division strives to produce better-than-average investment returns by offering an array of individually managed accounts and several asset allocation disciplines utilizing non-proprietary mutual funds.  The diversified array of investment options, experienced staff and good investment returns facilitate client retention and the development of new clients.

At June 30, 2005, the Trust Company had $1.49 billion in assets under management, and it had total assets of $2.0 million and total shareholder's equity of $1.5 million.  The Trust Company is subject to regulation and supervision by the Federal Reserve and the Department.

AmeriServ Associates

AmeriServ Associates is a registered investment advisory firm that administers investment portfolios, offers operational support systems and provides asset and liability management services to small and mid-sized financial institutions. At June 30, 2005, AmeriServ Associates had total assets of $279,000 and total shareholder's equity of $236,000.  This business is growing and is profitable.

AmeriServ Life

AmeriServ Life is a captive insurance company organized under the laws of the State of Arizona. AmeriServ Life engages in underwriting as a reinsurer of credit life and disability insurance within our market area. Operations of AmeriServ Life are conducted in each office of the Bank. AmeriServ Life is subject to supervision and regulation by the Arizona Department of Insurance, the Pennsylvania Insurance Department, and the Federal Reserve. At June 30, 2005, AmeriServ Life had total assets of $1.6 million and total shareholder's equity of $1.2 million.

Competition

We face strong competition from other commercial banks, savings banks, savings and loan associations, and several other financial or investment service institutions for business in the communities we serve. Several of these institutions are affiliated with major banking and financial institutions which are substantially larger and have greater financial resources than we do. As the financial services industry continues to consolidate, the scope of potential competition affecting us also will increase. For most of the services that we perform, there is also competition from credit unions and issuers of commercial paper and money market funds. Such institutions, as well as brokerage houses, consumer finance companies, insurance companies, and pension trusts, are important competitors for various types of financial services. In addition, personal and corporate trust investment counseling services are offered by insurance companies, other firms, and individuals.

Market Area

Our local economy has not seen vibrant economic growth compared to national economic growth.  At June 30, 2005, the economy in Cambria and Somerset counties continues to perform below the 4.9% national unemployment average with local unemployment at 6.2%. Johnstown's unemployment rate remains near the highest of all regions of Pennsylvania.  Local market conditions have improved in recent quarters but change comes slowly.  Near-term expectations for future employment suggest some improvement as a result of several announcements, which included the relocation of an alternative energy manufacturer to the area, a continued increase in defense related jobs and a likely increase in employment within the mining industry.  In 2003, the Bank redefined its primary lending market as approximately a 100-mile radius from Johnstown.  This area includes the Johnstown Metro Area, along with State College and Pittsburgh.  Local loan demand is growing in 2005, but not as rapidly as we had originally projected.

Economic conditions are much better in the State College area located in Centre County.  At June 30, 2005, the unemployment rate in the area was 4.0%, one of the lowest of all regions in Pennsylvania.  The State College market presents us with a more vibrant economic market and a different demographic.  The 18 to 34 year old age group makes up a much greater percentage of the population in State College than in the Cambria/Somerset market, while the population of people 50 years of age or older is significantly less in State College.  Overall, opportunities in the State College market are quite different and challenging, providing a promising source of business for the Bank.

Monetary Policies

The Federal Reserve System regulates the national supply of bank credit.  Among the instruments of monetary policy used by the Board of Governors of the Federal Reserve System are: open market operations in U.S.  Government securities, changes in the discount rate on member bank borrowings, and changes in reserve requirements on bank deposits.  These means are used in varying combinations to influence overall growth of bank loans, investments, and deposits, and may also affect interest rate charges on loans or interest paid for deposits.  The monetary policies of the Board of Governors have had a significant effect on the operating results of commercial banks, including the Bank, in the past and are expected to continue to do so in the future.

Employees

We employed 434 people as of June 30, 2005, in full- and part-time positions.  Approximately 260 non-supervisory employees of the Bank and the Trust Company are represented by the United Steelworkers of America, AFL-CIO-CLC, Local Union 2635-06/07.  The Bank executed a new three-year labor contract with the Steelworkers Local on October 15, 2004, that will expire on October 15, 2007.  The Bank has not experienced a work stoppage since 1979.

Properties

Our principal offices and those of the Bank occupy the five-story AmeriServ Financial building at the corner of Main and Franklin Streets in Johnstown, Pennsylvania, plus nine floors of the building adjacent thereto.  We and our subsidiaries have 15 other locations which are owned in fee.  We lease ten additional locations with varying terms expiring through March 31, 2018.

Legal Proceedings

We are subject to a number of asserted and unasserted potential legal claims encountered in the normal course of business.  In the opinion of management, there is no present basis to conclude that the resolution of these claims will have a material adverse effect on our consolidated financial position or results of operations.

Pro Forma Ratios and Effect of Offering and Restructuring.

At June 30, 2005, AmeriServ had the following capitalization and funding ratios after giving effect to this offering and the proposed restructuring steps described in this private placement memorandum.

Capitalization and Funding Ratios	Actual at June 30, 2005	Pro forma at June 30, 2005
Total Equity to Assets	8.65%	9.55%
Tangible Equity to Assets	7.48%	8.24%
Tier 1 Leverage Ratio	9.92%	10.17%
Trust Preferred Securities as a Percentage of Tier 1 Capital	20.8%	14.7%
Borrowings to assets	21.3%	11.8%

In addition to the positive effect on capital and funding ratios, the proposed offering is expected to have a positive effect on net interest income and net interest margin in a variety of interest rate scenarios.  The following table sets forth our twelve month forecast as of June 30, 2005 for net interest income and net interest margin assuming a static balance sheet and a flat interest rate scenario and various interest rate changes.  The forecast shows net interest income and net interest margin assuming no offering and assuming the offering and the proposed restructuring steps described in this private placement memorandum (dollars in thousands).

	-100 bp	-50 bp	Flat	+100 bp	+200 bp	+300 bp	+400 bp

Net Interest Income(1)
No offering	$ 22,214	$ 23,091	$ 23,181	$ 23,525	$ 22,859	$ 22,453	$ 22,473
Effect of offering and restructuring	$ 23,851	$ 25,022	$ 25,426	$ 26,378	$ 26,498	$ 26,830	$ 26,865

Net Interest Margin(1)
No offering	2.45%	2.55%	2.56%	2.60%	2.52%	2.48%	2.48%
Effect of offering and restructuring	2.94%	3.09%	3.14%	3.26%	3.27%	3.31%	3.32%

(1)  We do not as a matter of course make public projections as to future earnings or other results.  However, we have prepared the prospective financial information, using the interest rate simulation model we use for internal budgeting and forecasting, to present the effect of this offering and the proposed restructuring.  The prospective financial information included in the foregoing table was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in our view, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of our knowledge and belief, the expected course of action and the expected future financial performance of AmeriServ.  However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this private placement memorandum are cautioned not to place undue reliance on this prospective financial information.

Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The assumptions and estimates underlying the prospective financial information are inherently uncertain and, though considered reasonable by us as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including, among others, the risk factors described in this private placement memorandum.  See “Risk Factors”. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AmeriServ or that actual results will not differ materially from those presented in the prospective financial information.  Inclusion of the prospective financial information in this private placement memorandum should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

We do not generally publish our business plans and strategies or make external disclosures of our anticipated financial position or results of operations.  Accordingly, we do not intend to update or otherwise revise the prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error.  Furthermore, we do not intend to update or revise the prospective financial information to reflect changes in general economic or industry conditions.

See “Risk Factors” for a discussion of various factors that could materially affect our financial condition, results of operations, business, prospects and securities.

1.  RISK FACTORS

Investors should carefully consider the risks described below before investing in our common stock.  The risks described below are not the only ones facing AmeriServ.  Additional risks not currently known to us or that we currently believe are immaterial also may impair our business.  Our business could be harmed by any of these risks.  The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.  In assessing these risks, you should also refer to the other information contained or incorporated by reference in this private placement memorandum, including our consolidated financial statements and related notes.

We are subject to the MOU, which imposes restrictions on our operations that may adversely affect our financial results.

We signed the MOU with the Federal Reserve and the Department, which imposes restrictions on the payment of dividends and a number of other restrictions.  In addition to the restrictions on payment of dividends, the MOU does not permit us to redeem any of our stock or incur any additional debt other than in the ordinary course of business, in each case, without the prior written approval of the Federal Reserve and the Department.

Other provisions of the MOU require us to:

•

improve credit quality and credit administration practices,

•

improve data security and disaster recovery procedures,

•

make periodic reports to the Federal Reserve and the Department regarding compliance with the MOU, and

•

appoint a committee of independent directors to monitor compliance with the MOU.

The MOU will remain in effect until modified or terminated by the Federal Reserve and the Department.  We have been informed by the Federal Reserve and the Department that we are in full compliance with the terms of the MOU, but we cannot predict when or if the MOU will be terminated.

Restructuring steps we took in 2004 in connection with the 2004 Offering caused us to incur a significant loss in 2004.

As a result of the 2004 Offering, we were able to take the following steps to begin to address the structural impediments facing the company:

•

We used $15.3 million of the net proceeds to redeem a portion of our guaranteed junior subordinated deferrable interest debentures.  This resulted in the write-off of approximately $300,000, after tax, in deferred issuance costs.

•

The Bank prepaid approximately $125.0 million of primarily long-term Federal Home Loan Bank advances. These prepayments were funded through the sale of investment securities and cash flow from prepayments and normal amortization of mortgage backed securities. As a result of this prepayment, the Bank incurred prepayment penalties of approximately $8.4 million, after tax and losses on sales of securities of approximately $400,000, after tax.

•

The Bank sold its remaining mortgage servicing rights held by SMC and began the process of closing SMC, which was completed in the second quarter of 2005.  The sale of the servicing rights and the closure of SMC resulted in a charge of approximately $800,000, after tax, consisting principally of losses on the sale of the servicing portfolio and severance expenses.  An additional net loss of $139,000 was incurred in the first six months of 2005 with respect to the closure of SMC, which principally included lease termination expenses.

The purpose of these restructuring steps was to improve our performance in future periods, but the short-term result of these and certain other restructuring measures was an after tax charge of approximately $10.0 million.  This resulted in a consolidated loss in 2004 of $9.7 million.

Failure to successfully execute our turnaround strategy would adversely affect future earnings.

At the end of 2003, we adopted a turnaround strategy that consisted of three distinct elements.  These were:

•

In 2003, stabilizing AmeriServ and taking immediate steps to eliminate or minimize those risk elements that posed a threat to our survival;

•

In 2004, initiating steps to eliminate the three structural impediments to sustainable, improved earnings; and

•

Articulating and executing, over the long-term, a strategy centered on community banking and continued expansion of our successful trust business that is intended to produce consistent future earnings.

We believe we accomplished the first element of this turnaround strategy.  The 2004 Offering was a significant initial step toward achieving the second goal and this offering substantially furthers this process.  The final element of our turnaround strategy requires sustained execution of our business plan.  If we are unable to achieve the last element of our turnaround strategy, our financial condition and results of operations will not dramatically improve and may deteriorate.

Weak loan growth may hinder our ability to improve earnings performance.

In 2003, our Board of Directors articulated a strategy predicated upon a return to traditional community banking.  In order to improve our performance in accordance with this strategy, we must increase our average balance of quality loans.  However, our market area is characterized by an aging and declining population base and comparatively weak economic growth.  Despite these unattractive fundamentals, our market also is highly competitive.  Accordingly, throughout 2005, loan originations have been less than we projected.  Unless loan originations increase, our earnings performance may not improve to the degree we have planned.

After this offering we will still have approximately $12.0 million of high cost debt outstanding.

The offering will provide sufficient capital to permit us to incur the costs associated with repaying all $100 million of remaining long-term FHLB convertible advances and terminating prior to maturity related interest rate swaps that hedged these borrowings.  However, the net proceeds of this offering will permit us to redeem only up to $7.2 million of our $19.2 million in outstanding debentures.  Therefore, we will continue to bear the high debt service costs associated with approximately $12.0 million of debentures bearing interest at the rate of 8.45% per annum.  It may be advantageous for us to raise additional capital to retire these debentures in the future, but there can be no assurance that we will be able to raise this capital in the future or be able to do so upon terms acceptable to us.

Restructuring steps we will take after completion of this offering will cause us to incur a significant loss in 2005.

If we successfully complete this offering, the following things will occur:

•

The Bank will prepay all $100.0 million of remaining long-term Federal Home Loan Bank convertible advances, which bear interest at a rate of 6% and mature in 2010.  As a result of this prepayment, the Bank expects to incur losses on the sale of securities to fund the prepayment and related prepayment penalties that, in the aggregate, will total approximately $10.0 million to $11.0 million, after tax.

•

We will use up to $7.2 million of the net proceeds to redeem a portion of our guaranteed junior subordinated deferrable interest debentures.  This will result in the write-off of approximately $140,000 after tax, in deferred issuance costs.

The result of these steps will be that we will incur a consolidated loss in 2005.

We have filed an amendment to our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and this may have an adverse effect on the price of our common stock.

Subsequent to the issuance of AmeriServ’s 2004 consolidated financial statements, we determined that certain misclassifications existed in the consolidated statements of cash flows relating to the presentation of cash flows from discontinued operations as a single line presentation rather than within the categories of operating, investing and financing activities.  Accordingly, amounts on our consolidated statements of cash flows for the years ended December 31, 2004, 2003 and 2002, have been restated to appropriately classify cash flows from discontinued operations as either operating, investing or financing activities.  Immediately prior to the date of this private placement memorandum, we filed an Annual Report on Form 10-K/A that amends the Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  The purpose of this amendment was to include the restated financial statements (including a new footnote 28 regarding the restatement) and to make other conforming minor changes.  Other changes in the Form 10-K/A consist of:

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explanatory statements in the introduction to Management’s Discussion of Financial Condition and Results of Operations section (“MD&A”) that alert the reader to the fact that the statement of cash flows has been restated;

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updating certifications of officers and mention of the restatement in Item 9A of the Form 10-K/A relating to Controls and Procedures;

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a conforming change to the Liquidity section of MD&A that changes a reference to cash provided by investing activities in 2004 from $124 million to $125 million; and.

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 changing prior references to Form 10-K to references to Form 10-K/A

The filing of restated financial statements may be perceived negatively by investors and could have an adverse effect on the price of our common stock.

If we fail to comply with the MOU or our financial condition deteriorates, we may be subject to additional enforcement action.

An MOU is an enforcement action that the Federal Reserve and the Department impose on companies under their regulatory authority.  An MOU is more severe than a request that a company adopt a board resolution to effect some corrective action, but it is less severe than a formal written enforcement agreement or a cease and desist order.  We have been informed by the Federal Reserve and the Department that we are in full compliance with the terms of the MOU, but if we fail to comply with the MOU in the future or our financial condition deteriorates in the opinion of the Federal Reserve or the Department, these regulators could impose more severe enforcement sanctions.

We operate a leverage program that is subject to material interest rate risk.

At June 30, 2005, the Bank had outstanding advances of approximately $191.9 million from the Federal Home Loan Bank of Pittsburgh and used the proceeds of these borrowings to fund the majority of its investment securities portfolio.  Our goal is to make money on the difference between the interest rate earned on the investment securities and the rate paid on the borrowings.  This is sometimes called a leverage program.  Leverage programs entail greater risk than the traditional banking activity of gathering deposits and lending this money to borrowers.  Although both deposit gathering and lending and a leverage program expose a financial institution to interest rate risk, a leverage program arguably exposes a bank to greater risk for two reasons.  First, the difference between the interest rate earned on investment securities and the rate paid on borrowed funds is typically much smaller than the difference between the rate earned on loans and the rate paid on deposits.  As a result the margin for error is smaller.  Second, deposits are gathered from multiple customers in small amounts and changes in deposit behavior generally occur gradually even in changing interest rate environments.  Borrowings are generally in large amounts and can be for significant duration.  Changes in interest rates during the term of any borrowing can cause a material change in the value of the assets funded with the proceeds of the borrowings, the prepayment of these assets and the risk that the proceeds can be profitably reinvested.  If we do not prudently manage our leverage program and the related interest rate risk, we may incur losses that could adversely affect our financial condition and results of operation.

The Federal Reserve believes that our leverage program increases our risk profile compared to peer institutions and has indicated that it wants us to reduce our leverage program.  We also believe that it is appropriate to reduce our leverage program because it is not consistent with the strategic focus on basic community banking that we adopted in 2003.  We expect to repay all $100 million of remaining long-term FHLB convertible advances promptly after the completion of this offering and incur losses on sales of securities and related prepayment penalties of approximately $10.0 million to $11.0 million, after tax, to address the Federal Reserve’s concern.  This would reduce our leverage program as a percent of total assets to less than 10%.

AmeriServ operates under significant liquidity constraints and may do so in the future because of planned losses at the Bank.

We believe we need to improve our liquidity.  The payment of dividends by the Bank to us is a primary source of funding for us and is also the principal source of funds for us to pay dividends to our shareholders.  Under federal banking law, the Bank may only pay dividends out of accumulated earnings for the current year and the prior two calendar years.  Because the Bank incurred $2.6 million in losses in 2002, the Bank’s ability to pay dividends to us was eliminated.  Because of the restructuring undertaken in 2004, the Bank incurred an additional loss of $8.0 million, which extended the date on which the Bank’s dividend authority could be restored.  Furthermore, we expect that the Bank will incur a loss in 2005 as a result of restructuring steps the Bank will take immediately after this offering.  This will further extend the date on which the Bank’s dividend authority will be restored.  Finally, under the MOU, any dividend payment requires the prior approval of the Federal Reserve and the Department.  As a consequence, we have relied on dividends from non-bank subsidiaries, a tax refund, inter-company tax payments, $3.2 million of retained proceeds from the 2004 Offering, and other short-term solutions to provide the cash needed to make interest payments on the debentures.  We believe we have sufficient cash on hand at the holding company and from these alternative sources to make dividend payments on the debentures until the Bank’s dividend authority is restored, which we believe will occur no later than the first quarter of 2008 if the MOU is terminated and the Bank does not suffer future losses.  However, we cannot assure you that the MOU will be terminated, or that the Bank’s dividend authority will be restored.  Moreover, we have no significant secondary sources of liquidity such as lines of credit.  If the Bank’s dividend authority is not restored or we are unable to develop meaningful secondary sources of liquidity, we may not be able to improve our liquidity.

We have unionized employees, which increases our costs and may deter any acquisition proposal.

The Bank is party to a collective bargaining agreement with the United Steelworkers of America, which represents approximately 60% of our employees.  A new three year agreement was executed in October 2004.  As a result of provisions in the contract, generally known as work rules, we sometimes cannot take steps that would reduce our operating costs.  Furthermore, to our knowledge, we are one of only 13 unionized banking institutions in the United States.  The banking industry is a consolidating industry in which acquisitions are frequent.  However, some banking institutions may be reluctant to buy a unionized bank because of a perception that operating costs may be higher or that it could result in unionization of its work force.  Therefore, our stock price may be adversely affected because investors may conclude that there is a reduced likelihood that we will be acquired.

We will incur significant expense to comply with a provision of the Sarbanes-Oxley Act of 2002.

Section 404 of the Sarbanes-Oxley Act of 2002 requires all public companies to prepare a report stating its responsibility for establishing and maintaining an adequate internal control structure and procedures for financial reporting and to make an assessment of the internal control structure and procedures for financial reporting.  The auditor of each public company must also attest to, and report on, management’s assessment of its internal controls.  We become subject to Section 404 for the fiscal year ended December 31, 2005.  We estimate that the initial external, pre-tax cost of complying with this new requirement will be approximately $600,000 to $800,000, substantially all of which will be incurred in 2005.  This expense is significant relative to our 2005 earnings.

A significant portion of our trust business is dependent on a union client base.

In an effort to capitalize on the Bank’s union affiliation, our Trust Company operates two funds, the ERECT Fund and the BUILD Fund that seek to attract investment from union pension funds.  These funds then use the investments to make loans on construction projects that use union labor.  At June 30, 2005, approximately $340.3 million was invested by unions in the ERECT and BUILD Funds.  This represents approximately 22.9% of the total assets under management held by the Trust Company.  Therefore, the Trust Company is dependent on a discrete union client base for a significant portion of its assets under management and its resulting revenue and net income.

Changes in interest rates could reduce our income, cash flows and asset values.

Our income and cash flows and the value of our assets depend to a great extent on the difference between the interest rates we earn on interest-earning assets, such as loans and investment securities, and the interest rates we pay on interest-bearing liabilities such as deposits and borrowings.  These rates are highly sensitive to many factors which are beyond our control, including general economic conditions and policies of various governmental and regulatory agencies and, in particular, the Board of Governors of the Federal Reserve System. Changes in monetary policy, including changes in interest rates, will influence not only the interest we receive on our loans and investment securities and the amount of interest we pay on deposits and borrowings, but it also will affect our ability to originate loans and obtain deposits and the value of our investment portfolio.  If the rate of interest we pay on our deposits and other borrowings increases more than the rate of interest we earn on our loans and other investments, our net interest income, and therefore our earnings, could be adversely affected.  Our earnings also could be adversely affected if the rates on our loans and other investments fall more quickly than those on our deposits and other borrowings.

Because our operations are concentrated in Cambria and Somerset Counties, Pennsylvania, we are subject to economic conditions in this area, which typically lag behind economic activity in other areas.

Our loan and deposit activities are largely based in Cambria and Somerset Counties, Pennsylvania.  As a result, our financial performance will depend largely upon economic conditions in this area.  Economic activity in this geographic market generally lags behind the economic activity in Pennsylvania and the nation.  Similarly, unemployment in this market area is typically higher than the unemployment rate in Pennsylvania and the nation.  Adverse local economic conditions could cause us to experience an increase in loan delinquencies, a reduction in deposits, an increase in the number of borrowers who default on their loans and a reduction in the value of the collateral securing their loans, all of which could adversely affect our profitability.

We are subject to lending risks.

There are risks inherent in making all loans.  These risks include interest rate changes over the time period in which loans may be repaid and changes in the national economy or the economy of our regional market that affect the ability of our borrowers to repay their loans or the value of the collateral securing these loans.

At June 30, 2005, 57.5% of our net loan portfolio consisted of commercial and commercial mortgage loans, including construction loans.  Commercial loans are generally viewed as having more risk of default than residential real estate loans or consumer loans.  These types of loans also are typically larger than residential real estate loans and consumer loans.  Because our loan portfolio contains a significant number of commercial, construction and commercial mortgage loans with relatively large balances, the deterioration of one or a few of these loans would cause a significant increase in nonperforming loans.  An increase in nonperforming loans could result in a net loss of earnings from these loans, an increase in our provision for loan losses and an increase in loan charge-offs.

Our financial condition and results of operations would be adversely affected if our allowance for loan losses is not sufficient to absorb actual losses or if we are required to increase our allowance.

Despite our underwriting criteria, we may experience loan delinquencies and losses for reasons beyond our control, such as general economic conditions.  At June 30, 2005, we had nonperforming assets equal to 0.64% of total loans, and loans held for sale, net of unearned income and other real estate owned; we expect that the ratio at September 30, 2005 will be similar.  In order to absorb losses associated with nonperforming assets, we maintain an allowance for loan losses based on, among other things, historical experience, an evaluation of economic conditions, and regular reviews of delinquencies and loan portfolio quality.  Determination of the allowance inherently involves a high degree of subjectivity and requires us to make significant estimates of current credit risks and future trends, all of which may undergo material changes.  We may be required to increase our allowance for loan losses for any of several reasons.  State and federal regulators, in reviewing our loan portfolio as part of a regulatory examination, may request that we increase our allowance for loan losses.  Changes in economic conditions affecting borrowers, new information regarding existing loans, identification of additional problem loans and other factors, both within and outside of our control, may require an increase in our allowance.  In addition, if charge-offs in future periods exceed our allowance for loan losses, we will need additional increases in our allowance for loan losses.  Any increases in our allowance for loan losses will result in a decrease in our net income and, possibly, our capital, and may materially affect our results of operations in the period in which the allowance is increased.

Our future success will depend on our ability to compete effectively in a highly competitive market and geographic area.

We face substantial competition in all phases of our operations from a variety of different competitors, including commercial banks, savings and loan associations, mutual savings banks, credit unions, consumer finance companies, factoring companies, insurance companies and money market mutual funds.  There is very strong competition among financial services providers in our principal service area.  Due to their size, many competitors can achieve economies of scale and, as a result, may offer a broader range of products and services as well as better pricing for those products and services than we can.

We believe that our ability to compete successfully depends on a number of factors, including:

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our ability to build upon existing customer relationships and market position;

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competitors’ interest rates and service fees;

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the scope of our products and services;

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the relevance of our products and services to customer needs and demands and the rate at which we and our competitors introduce them;

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satisfaction of our customers with our customer service; and

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industry and general economic trends.

If we experience difficulty in any of these areas, our competitive position could be materially adversely affected, which will affect our growth and profitability.

Some of the financial services organizations with which we compete are not subject to the same degree of regulation as is imposed on federally insured financial institutions.  As a result, those nonbank competitors may be able to access funding and provide various services more easily or at less cost than we can, adversely affecting our ability to compete effectively.

Environmental liability associated with lending activities could result in losses.

In the course of our business, we may foreclose on and take title to properties securing our loans.  If hazardous substances were discovered on any of these properties, we may be liable to governmental entities or third parties for the costs of remediation of the hazard, as well as for personal injury and property damage.  Many environmental laws can impose liability regardless of whether we knew of, or were responsible for, the contamination.  In addition, if we arrange for the disposal of hazardous or toxic substances at another site, we may be liable for the costs of cleaning up and removing those substances from the site, even if we neither own nor operate the disposal site.  Environmental laws may require us to incur substantial expenses and may materially limit use of properties we acquire through foreclosure, reduce their value or limit our ability to sell them in the event of a default on the loans they secure.  In addition, future laws or more stringent interpretations or enforcement policies with respect to existing laws may increase our exposure to environmental liability.

We may be adversely affected by government regulation.

We are subject to extensive federal and state banking regulation and supervision.  Banking regulations are intended primarily to protect our depositors’ funds and the federal deposit insurance funds, not shareholders.  Regulatory requirements affect our lending practices, capital structure, investment practices, dividend policy and growth.  Our failure to meet minimum capital requirements will result in the imposition of limitations on our operations that would adversely impact our operations and could, if capital levels drop significantly, result in our being required to cease operations.  Changes in governing law, regulations or regulatory practices could impose additional costs on us or adversely affect our ability to obtain deposits or make loans and, as a consequence, our revenues and profitability.

An investment in our common stock is not an insured deposit.

Our common stock is not a bank deposit and, therefore, is not insured against loss by the Federal Deposit Insurance Corporation, commonly referred to as the FDIC, any other deposit insurance fund or by any other public or private entity.  Investment in our common stock is inherently risky for the reasons described in this "Risk Factors" section and elsewhere in this private placement memorandum and is subject to the same market forces that affect the price of common stock in any company.  As a result, if you acquire our common stock, you may lose some or all of your investment.

Federal and state banking laws, our articles of incorporation and our by-laws may have an anti-takeover effect.

Federal law imposes restrictions, including regulatory approval requirements, on persons seeking to acquire control over us.  Pennsylvania law also has provisions that may have an anti-takeover effect.  In addition, our articles of incorporation and bylaws permit our board of directors to issue, without shareholder approval, preferred stock and additional shares of common stock that could adversely affect the voting power and other rights of existing common shareholders.  See "Antitakeover Effect of State and Federal Law and our Articles of Incorporation and Bylaws."

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